Exhibit 99.01    Citigroup 1997 Quarterly Segment Information

GLOBAL CONSUMER - Banking/Lending                                         [LOGO]
CITIBANKING NORTH AMERICA
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $  453    $  468    $  490    $  487    $   1,898
Adjusted Operating Expenses                   392       395       405       404        1,596
Provision for Credit Losses                    33        35        30        33          131
                                           ------    ------    ------    ------    ---------
Core Income Before Taxes                       28        38        55        50          171
Income Taxes                                   12        16        23        21           72
                                           ------    ------    ------    ------    ---------
Core Income                                $   16    $   22    $   32    $   29    $      99
                                           ======    ======    ======    ======    =========

MORTGAGE BANKING
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $  146    $  152    $  138    $  154    $     590
Adjusted Operating Expenses                    58        57        59        60          234
Provision for Credit Losses                    32        25        16        14           87
                                           ------    ------    ------    ------    ---------
Core Income Before Taxes                       56        70        63        80          269
Income Taxes                                   22        27        20        31          100
Minority Interest, After Tax                   --        --        --        --           --
                                           ------    ------    ------    ------    ---------
Core Income                                $   34    $   43    $   43    $   49    $     169
                                           ======    ======    ======    ======    =========

CARDS
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Adjusted Revenues, Net of Interest
  Expense                                  $1,403    $1,376    $1,372    $1,413    $   5,564
Adjusted Operating Expenses                   458       459       462       458        1,837
Adjusted Provision for Credit Losses          701       732       686       689        2,808
                                           ------    ------    ------    ------    ---------
Core Income Before Taxes                      244       185       224       266          919
Income Taxes                                   92        69        84        99          344
                                           ------    ------    ------    ------    ---------
Core Income                                $  152    $  116    $  140    $  167    $     575
                                           ======    ======    ======    ======    =========

CONSUMER FINANCE SERVICES
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $  243    $  235    $  284    $  305    $   1,067
Total Operating Expenses                       88        89       119       126          422
Provision for Benefits, Claims and Credit
  Losses                                       87        69        80        80          316
                                           ------    ------    ------    ------    ---------
Core Income Before Taxes                       68        77        85        99          329
Income Taxes                                   23        26        31        36          116
                                           ------    ------    ------    ------    ---------
Core Income                                $   45    $   51    $   54    $   63    $     213
                                           ======    ======    ======    ======    =========

GLOBAL CONSUMER - Insurance
TRAVELERS LIFE & ANNUITY
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $  618    $  654    $  657    $  767    $   2,696
Total Operating Expenses                       83        87        92        99          361
Policyholder Claims and Benefits              379       405       398       495        1,677
                                           ------    ------    ------    ------    ---------
Core Income Before Taxes                      156       162       167       173          658
Income Taxes                                   54        55        57        59          225
                                           ------    ------    ------    ------    ---------
Core Income                                $  102    $  107    $  110    $  114    $     433
                                           ======    ======    ======    ======    =========

PRIMERICA FINANCIAL SERVICES
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $  372    $  378    $  381    $  391    $   1,522
Total Operating Expenses                      120       127       125       130          502
Policyholder Claims and Benefits              130       123       123       121          497
                                           ------    ------    ------    ------    ---------
Core Income Before Taxes                      122       128       133       140          523
Income Taxes                                   44        46        48        50          188
                                           ------    ------    ------    ------    ---------
Core Income                                $   78    $   82    $   85    $   90    $     335
                                           ======    ======    ======    ======    =========

PERSONAL LINES
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $  796    $  810    $  831    $  839    $   3,276
Total Operating Expenses                      217       206       229       232          884
Claims and Claim Adjustment Expenses          434       467       475       477        1,853
                                           ------    ------    ------    ------    ---------
Core Income Before Taxes                      145       137       127       130          539
Income Taxes                                   49        46        42        40          177
Minority Interest, After Tax                   17        16        14        15           62
                                           ------    ------    ------    ------    ---------
Core Income                                $   79    $   75    $   71    $   75    $     300
                                           ======    ======    ======    ======    =========

GLOBAL CONSUMER - International
EUROPE, MIDDLE EAST AND AFRICA
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $  473    $  483    $  485    $  494    $   1,935
Adjusted Operating Expenses                   339       328       319       336        1,322
Provision for Credit Losses                    70        69        68        67          274
                                           ------    ------    ------    ------    ---------
Core Income Before Taxes                       64        86        98        91          339
Income Taxes                                   24        33        37        34          128
                                           ------    ------    ------    ------    ---------
Core Income                                $   40    $   53    $   61    $   57    $     211
                                           ======    ======    ======    ======    =========

ASIA PACIFIC
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $  473    $  495    $  480    $  429    $   1,877
Adjusted Operating Expenses                   243       260       267       255        1,025
Provision for Credit Losses                    44        49        49        59          201
                                           ------    ------    ------    ------    ---------
Core Income Before Taxes                      186       186       164       115          651
Income Taxes                                   70        71        67        44          252
                                           ------    ------    ------    ------    ---------
Core Income                                $  116    $  115    $   97    $   71    $     399
                                           ======    ======    ======    ======    =========

LATIN AMERICA
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $  363    $  378    $  366    $  371    $   1,478
Adjusted Operating Expenses                   213       230       232       248          923
Provision for Credit Losses                    48        50        48        46          192
                                           ------    ------    ------    ------    ---------
Core Income Before Taxes                      102        98        86        77          363
Income Taxes                                   34        32        28        25          119
                                           ------    ------    ------    ------    ---------
Core Income                                $   68    $   66    $   58    $   52    $     244
                                           ======    ======    ======    ======    =========

GLOBAL PRIVATE BANK
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $  259    $  262    $  280    $  273    $   1,074
Adjusted Operating Expenses                   153       163       170       180          666
Provision for Credit Losses                    (2)        2        (4)       (9)         (13)
                                           ------    ------    ------    ------    ---------
Core Income Before Taxes                      108        97       114       102          421
Income Taxes                                   40        37        43        38          158
                                           ------    ------    ------    ------    ---------
Core Income                                $   68    $   60    $   71    $   64    $     263
                                           ======    ======    ======    ======    =========

GLOBAL CONSUMER
e-CITI(1)
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $   24    $   27    $   31    $   32    $     114
Adjusted Operating Expenses                    43        51        67        79          240
Provision for Credit Losses                     1         1         1         1            4
                                           ------    ------    ------    ------    ---------
Business Loss Before Taxes                    (20)      (25)      (37)      (48)        (130)
Income Tax Benefit                             (8)      (10)      (14)      (18)         (50)
                                           ------    ------    ------    ------    ---------
Business Loss                              $  (12)   $  (15)   $  (23)   $  (30)   $     (80)
                                           ======    ======    ======    ======    =========

(1) Includes development of electronic banking initiatives.

OTHER(1)
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $   26    $   30    $   27    $   24    $     107
Total Operating Expenses                       12        20        22        36           90
                                           ------    ------    ------    ------    ---------
Business Income (Loss) Before Taxes        $   14    $   10    $    5    $  (12)          17
Income Tax Expense (Benefit)                    7         4         1        (5)           7
                                           ------    ------    ------    ------    ---------
Business Income (Loss)                     $    7    $    6    $    4    $   (7)   $      10
                                           ======    ======    ======    ======    =========

(1) Includes unallocated marketing and staff expenses.

GLOBAL CORPORATE AND INVESTMENT BANK
SALOMON SMITH BARNEY
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $2,531    $2,547    $2,828    $2,312    $  10,218
Adjusted Operating Expenses                 1,925     1,887     2,096     1,987        7,895
                                           ------    ------    ------    ------    ---------
Core Income (Loss) Before Taxes               606       660       732       325        2,323
Income Tax Expense                            239       256       283       107          885
                                           ------    ------    ------    ------    ---------
Core Income                                $  367    $  404    $  449    $  218    $   1,438
                                           ======    ======    ======    ======    =========

EMERGING MARKETS
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $  896    $  863    $  940    $  780    $   3,479
Adjusted Operating Expenses                   439       461       479       510        1,889
Provision for Credit Losses                    15        25        34        46          120
                                           ------    ------    ------    ------    ---------
Core Income Before Taxes                      442       377       427       224        1,470
Income Taxes                                  166       141       161        84          552
                                           ------    ------    ------    ------    ---------
Core Income                                $  276    $  236    $  266    $  140    $     918
                                           ======    ======    ======    ======    =========

GLOBAL RELATIONSHIP BANKING
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $  956    $  896    $  945    $1,019    $   3,816
Adjusted Operating Expenses                   645       650       710       745        2,750
Provision for Credit Losses                   (22)      (23)      (21)      (18)         (84)
                                           ------    ------    ------    ------    ---------
Core Income Before Taxes                      333       269       256       292        1,150
Income Tax Expense                            125       101        95       110          431
                                           ------    ------    ------    ------    ---------
Core Income                                $  208    $  168    $  161    $  182    $     719
                                           ======    ======    ======    ======    =========

COMMERCIAL LINES
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $1,587    $1,588    $1,578    $1,550    $   6,303
Total Operating Expenses                      412       417       406       393        1,628
Claims and Claim Adjustment Expenses          939       908       888       896        3,631
                                           ------    ------    ------    ------    ---------
Core Income Before Taxes                      236       263       284       261        1,044
Income Taxes                                   65        74        78        63          280
Minority Interest, After Tax                   31        34        35        32          132
                                           ------    ------    ------    ------    ---------
Core Income                                $  140    $  155    $  171    $  166    $     632
                                           ======    ======    ======    ======    =========

SSB CITI ASSET MANAGEMENT
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $  243    $  259    $  285    $  276    $   1,063
Total Operating Expenses                      164       170       179       183          696
                                           ------    ------    ------    ------    ---------
Core Income Before Taxes                       79        89       106        93          367
Income Taxes                                   31        35        42        37          145
                                           ------    ------    ------    ------    ---------
Core Income                                $   48    $   54    $   64    $   56    $     222
                                           ======    ======    ======    ======    =========

CORPORATE/OTHER
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $  (80)   $  (84)   $  (68)   $  (83)   $    (315)
Adjusted Operating Expenses                   149        66       132        56          403
Provision for Benefits, Claims and Credit
  Losses                                       (2)       (2)       (1)       (1)          (6)
                                           ------    ------    ------    ------    ---------
Business Loss Before Taxes                   (227)     (148)     (199)     (138)        (712)
Income Tax Benefit                            (74)      (55)      (70)      (62)        (261)
                                           ------    ------    ------    ------    ---------
Business Loss                              $ (153)   $  (93)   $ (129)   $  (76)   $    (451)
                                           ======    ======    ======    ======    =========

INVESTING ACTIVITIES
(In millions of dollars)

                                             1Q        2Q        3Q        4Q      Full Year
                                            1997      1997      1997      1997       1997
                                           ------    ------    ------    ------    ---------
Total Revenues, Net of Interest Expense    $  170    $  323    $  500    $  740    $   1,733
Total Operating Expenses                        9         9        10        12           40
Provision (Benefit) for Credit Losses         (55)       (4)       (5)       --          (64)
                                           ------    ------    ------    ------    ---------
Income Before Taxes                           216       318       495       728        1,757
Income Taxes                                   79       116       180       262          637
Minority Interest, After Tax                    1        (1)        6        12           18
                                           ------    ------    ------    ------    ---------
Net Income                                 $  136    $  203    $  309    $  454    $   1,102
                                           ======    ======    ======    ======    =========